______________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 6, 2013
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The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e) On March 6, 2013, the shareholders of the Registrant approved the terms of the Registrant’s 2002 Executive Performance Plan, as amended (the “2002 Plan”) at the Registrant’s annual meeting of shareholders. The amendment eliminates the aggregate limit on bonuses awarded to executives covered by the plan and imposes a limit of $27.5 million (the same as provided prior to the amendment) for the chief executive officer, executive chairman, president and chief operating officer and a limit of $10 million for all other covered officers.
The 2002 Plan, as amended and restated, was filed with the Proxy Statement for the Registrant’s 2013 Annual Meeting and is incorporated by reference as Exhibit 10.1 to this Report and the terms thereof are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 6, 2013 are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Susan E. Arnold	1,166,796,603	179,856,506	3,093,725	188,974,981
	John S. Chen	1,190,989,717	155,508,213	3,248,904	188,974,981
	Judith L. Estrin	1,326,039,360	20,572,843	3,134,631	188,974,981
	Robert A. Iger	1,319,588,041	22,558,169	7,600,624	188,974,981
	Fred H. Langhammer	1,185,771,809	160,662,233	3,312,792	188,974,981
	Aylwin B. Lewis	1,168,828,477	177,659,162	3,259,195	188,974,981
	Monica C. Lozano	1,328,875,960	17,690,327	3,180,547	188,974,981
	Robert W. Matschullat	1,328,257,082	18,147,048	3,342,704	188,974,981
	Sheryl Sandberg	1,340,815,834	5,820,697	3,110,303	188,974,981
	Orin C. Smith	1,280,580,673	65,928,899	3,237,262	188,974,981
Under the Registrant’s Bylaws, each of the directors was elected, having received more votes “for” than “against.”

		For	Against	Abstentions
2.	Ratification of PricewaterhouseCoopers LLP as registered public accountants	1,521,727,192	13,548,358	3,446,265
Under the Registrant’s Bylaws, the selection of the auditors was ratified, having received “for” votes from more than a majority of shares cast for, against or abstain.

		For	Against	Abstentions	Broker Non-Votes
3.	Approval of the 2002 Executive Performance Plan, as amended	1,192,607,377	151,215,940	5,923,517	188,974,981
Under the Registrant’s Bylaws, the terms of the plan, as amended, were approved, having received “for” votes from more than a majority of shares cast for, against or abstain.

		For	Against	Abstentions	Broker Non-Votes
4.	Approval of the advisory vote on executive compensation	777,843,991	564,441,983	7,460,860	188,974,981

Under the Registrant’s Bylaws, the proposal was approved, having received “for” votes from more than a majority of shares cast for, against or abstain.

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal relating to proxy access	537,071,177	803,585,857	9,089,800	188,974,981

Under the Registrant’s Bylaws, the proposal failed, having received "for" votes from less than a majority of votes cast for, against or abstain.

		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal relating to future separation of chairman and chief executive officer positions	476,163,805	864,900,532	8,682,497	188,974,981

Under the Registrant’s Bylaws, the proposal failed, having received "for" votes from less than a majority of votes cast for, against or abstain.

Item 9.01 Exhibits

Exhibit 10.1	The Amended and Restated 2002 Executive Performance Plan is incorporated by reference to Annex A to the Proxy Statement for the 2013 Annual Meeting of Registrant

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson
Associate General Counsel and Assistant Secretary
Registered In-House Counsel
Dated: March 8, 2013

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